                                                                  Exhibit 4(e)




                               INCORPORATED UNDER THE LAWS OF
                                   THE STATE OF MARYLAND
                               DRESDNER RCM CAPITAL FUNDS, INC.
                               ________________________________

                                          CLASS N
                                    (Par Value $0.0001)

THIS CERTIFIES THAT ________________________________ IS THE REGISTERED HOLDER OF ____________________________ SHARES OF THE ________________________ CLASS N of
Common Stock of DRESDNER RCM CAPITAL FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS ____________ DAY OF ___________________________ AD. __________


    ______________________________            _____________________________
             Secretary                                  President


         SHARES                    Par Value                       Each
                                    $0.0001

                                  CERTIFICATE
                                      FOR
                                    SHARES

                         ________________________________

                                    CLASS N
                             Series Common Stock of
                         DRESDNER RCM CAPITAL FUNDS, INC.


               ISSUED TO:   ______________________________________

               DATED:       ______________________________________


     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
______________________________________________________________________________
_________________________SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_____________________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORA-TION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED _____________________


In presence of _________________________________________